SEMIANNUAL
                                     REPORT
                               February 28, 1999


                                 WARBURG PINCUS
                         LONG-SHORT MARKET NEUTRAL FUND

                                      |--|

                                 WARBURG PINCUS
                             LONG-SHORT EQUITY FUND

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

                             [WARBURG PINCUS LOGO]

     From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

     Investment in shares of the funds can be more volatile and risky than some other forms of investment. In addition, if the adviser takes long positions in stocks that decline or short positions in stocks that increase in valve, then the losses of the funds may exceed those of other stock mutual funds that hold long positions only.

     The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of February 28, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus Long-Short Market Neutral Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

     We are writing to report on the results of the Warburg Pincus Long-Short Market Neutral Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

     At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $14.89, compared to an NAV of $15.27 on August 31, 1998. As a result, the Institutional shares' total return was down 1.2% (assuming the reinvestment of dividends and distributions totaling $0.20 per share). By comparison, the Salomon Smith Barney U.S. One-Month Treasury Bill Index(1) (the "Index") returned 2.0% during the same period.

     At February 28, 1999, the NAV of the Fund's Common shares was $14.88, compared to an NAV of $15.19 at their inception of investment operations on September 8, 1998. The Common shares' total return between September 8, 1998 and February 28, 1999 thus was down 0.7% (assuming the reinvestment of dividends and distributions totaling $0.20 per share). By comparison, the Index returned 1.9% during the same period.

     The Fund's underperformance of its Index benchmark was primarily due to our emphasis on two of the five "drivers" that we believe contribute most to appreciation in stock prices. The first of these was good valuation, which was attractively low for many companies following the global sell-off in equities in the summer of 1998. The second was improvement both in earnings strength and earnings expectations. Unfortunately for the Fund, we chose to highlight these drivers during a period when investors appeared to be much more concerned with choosing an investment theme for the market than with selecting stocks on the basis of company fundamentals.

     Among individual holdings, returns were particularly strong for two long positions: Broadcom, a manufacturer of bandwidth-enhancing semiconductor chips that started the period with a relatively reasonable valuation and whose earnings growth was accelerating; and Southwest Airlines Co., whose emphasis on cost-efficiency helped its earnings to grow faster than those of its peers. A short position that proved particularly unsuccessful was Netscape Communications. We sold this stock short based on its extraordinarily high valuation and rapidly declining fundamentals, but it rose significantly on the news that America Online intended to acquire it.

Warburg Pincus Long-Short Market Neutral Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

     As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Structured Equity Management Team

William W. Priest, Jr., CEO and Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

Investing in shares of the fund can be more volatile and risky than some other forms of investments. In addition, if the adviser takes long positions in stocks that decline or short positions in stocks that increase in value, then losses of the fund may exceed those of other stock mutual funds that hold long positions only.



(1) Monthly return equivalents of yield averages which are not marked to market. The 1 month T-Bill index consists of the last 1 month T-Bill issues.

Warburg Pincus Long-Short Equity Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------


                                                                  April 20, 1999

Dear Shareholders:

     We are writing to report on the results of the Warburg Pincus Long-Short Equity Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

     At February 28, 1999, the NAV of the Fund's Institutional shares was $16.76, compared to an NAV of $15.00 at their inception of investment operations on September 11, 1998. As a result, the Institutional shares' total return between September 11, 1998 and February 28, 1999 was 14.7% (assuming the reinvestment of dividends and distributions totaling $0.45 per share). By comparison, the Standard & Poor's 500 Index(1) (the "Index") returned 27.2% during the same period.

     At February 28, 1999, the NAV of the Fund's Common shares was $16.74, compared to an NAV of $15.72 at their inception of investment operations on October 30, 1998. The Common shares' total return between October 30, 1998 and February 28, 1999 thus was 9.3% (assuming the reinvestment of dividends and distributions totaling $0.45 per share). By comparison, the Index returned 13.2% during the same period.

     The Fund underperformed its Index benchmark due to two factors:

     o As a young portfolio that was (and is) small and growing, the Fund experienced disproportionate volatility as it absorbed comparatively substantial new investments. We fully expect that the Fund's relative performance will more closely track that of the Warburg Pincus Long-Short Market Neutral Fund, whose shares form its primary asset, as the Fund continues to grow larger.

     o We emphasized two of the five "drivers" that we believe contribute most to appreciation in stock prices. The first of these was valuation, which was attractively low for many companies following the global sell-off in equities in the summer of 1998. The second was improvement both in earnings strength and earnings expectations. Unfortunately for the Fund, we chose to highlight these drivers during a period when investors appeared to be much more concerned with choosing an investment theme for the market than with selecting stocks on the basis of company fundamentals.

Warburg Pincus Long-Short Equity Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------


     As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Structured Equity Management Team

William W. Priest, Jr., CEO and Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President


Investing in shares of the fund can be more volatile and risky than some other forms of investments. In addition, if the adviser takes long positions in stocks that decline or short positions in stocks that increase in value, then the losses of the fund may exceed those of other stock mutual funds that hold long positions only.



(1)The S&P Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestments of dividends, and is a registered trademark of Standard & Poor's Corporation.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments
February 28, 1999 (Unaudited)
-------------------------------------------------------------------------------

                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------
COMMON STOCKS 86.7%
Air Transport 3.5%
    Continental Airlines, Inc.
      Cl. B**                               10,400    $ 360,100
    Southwest Airlines Co.                  18,900      569,362
                                                      ---------
                                                        929,462
                                                      ---------
Automotive 10.0%
    Ford Motor Co.                           5,900      349,944
    General Motors Corp.                     6,600      544,913
    Johnson Controls, Inc.                  18,900    1,162,350
    Navistar International Corp.            14,400      619,200
                                                      ---------
                                                      2,676,407
                                                      ---------
Business Services 0.2%
    Robert Half International, Inc.          1,800       64,800
                                                      ---------
Chemicals 2.7%
    Air Products & Chemicals, Inc.          12,200      391,925
    Lyondell Petrochemical Co.              24,800      331,700
                                                      ---------
                                                        723,625
                                                      ---------
Communications & Media 1.7%
    A. H. Belo Corp. Cl. A                  18,900      342,562
    CBS Corp.                                2,700       99,562
    Comsat Corp.                               600       17,550
                                                      ---------
                                                        459,674
                                                      ---------
Computers, Software & Servicing 1.8%
    Cadence Design Systems**                 5,000      120,312
    GTECH Holdings**                         4,100       92,762
    Microsoft Corp.                          1,800      270,225
                                                      ---------
                                                        483,299
                                                      ---------
Construction & Building Materials 3.8%
    Caterpillar, Inc.                        2,300      104,794
    Ingersoll-Rand Co.                       8,600      408,500
    Lafarge Corp.                            8,600      274,125
    Masco Corp.                              8,600      225,750
                                                      ---------
                                                      1,013,169
                                                      ---------
Consumer Products 2.0%
    Avon Products                            7,200      299,700
    Nu Skin Enterprises, Inc.**             11,300      235,888
                                                      ---------
                                                        535,588
                                                      ---------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------

COMMON STOCKS (cont'd)
Electric Utilities 2.8%
    Niagara Mohawk Power                    19,800   $  289,575
    Pinnacle West Capital                   12,600      455,175
                                                     ----------
                                                        744,750
                                                     ----------
Electronics 5.3%
    Broadcom Corp.**                         3,600      216,675
    Linear Technology Corp.                 22,600      990,163
    Teradyne, Inc.                           1,400       66,675
    UtiliCorp United Inc.                    4,000      137,500
                                                     ----------
                                                      1,411,013
                                                     ----------
Entertainment 1.3%
    Clear Channel Communications             5,900      354,000
                                                     ----------
Financial Services 15.8%
    AmSouth Bancorporation                   6,800      319,600
    Chubb Corp. (The)                          900       53,775
    Equitable Companies                      1,800      121,613
    Fannie Mae                                 800       56,000
    First Union Corp.                        1,800       95,963
    Hartford Financial Services, Inc.        1,800       97,313
    J.P. Morgan & Co. Inc.                   3,600      401,175
    Jefferson-Pilot Corp.                    5,900      400,094
    Lehman Brothers Holdings Inc.           10,800      572,400
    Old Republic International               2,600       48,913
    Regions Financial Corp.                  7,200      273,600
    SLM Holding                              8,600      368,725
    T. Rowe Price Associates, Inc.           5,400      166,388
    Transamerica Corp.                      10,800      783,675
    20th Century Industries                  5,900      112,838
    UnionBanCal Corp.                       10,800      339,525
                                                     ----------
                                                      4,211,597
                                                     ----------
Food & Beverage 5.1%
    Coors, (Adolph) Cl. B                    6,800      405,025
    Fleming Companies, Inc.                 47,300      348,838
    SUPERVALU INC.                           2,000       48,125
    Tootsie Roll Industries                  1,800       82,800
    U.S. Foodservice**                      10,000      464,375
                                                     ----------
                                                      1,349,163
                                                     ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------
COMMON STOCKS (cont'd)
Gas Utilities 0.3%
    Peoples Energy                           2,300   $   78,056
                                                     ----------
Health Care 3.0%
    Aetna Inc.                               2,600      192,563
    Shared Medical Systems Corp.             1,400       71,400
    Stryker Corp.                            2,300      108,675
    Wellpoint Health Networks, Inc.**        5,400      425,925
                                                     ----------
                                                        798,563
                                                     ----------
Manufacturing 2.9%
    Aeroquip-Vickers,  Inc.                  4,100      232,163
    Honeywell Inc.                           4,500      314,719
    Tyco International Ltd.                  3,000      223,313
                                                     ----------
                                                        770,195
                                                     ----------
Metals & Mining 2.1%
    Bethlehem Steel Corp.                   11,300       99,581
    Freeport-McMoran Copper & Gold, Inc.    17,600      166,100
    Phelps Dodge Corp.                       2,700      130,950
    Ryerson Tull, Inc.                       8,600      156,950
                                                     ----------
                                                        553,581
                                                     ----------
Oil & Gas Exploration 2.9%
    Cooper Cameron Corp.**                   6,800      157,250
    Helmerich & Payne                       23,000      375,188
    Smith International, Inc.                5,000      121,563
    Tidewater Inc.                           6,300      118,519
                                                     ----------
                                                        772,520
                                                     ----------
Oil Services 1.8%
    PennzEnergy Co.                         21,600      202,500
    Pennzoil-Quaker State Co.               21,600      268,650
                                                     ----------
                                                        471,150
                                                     ----------
Pharmaceuticals 0.2%
    Bergen Brunswig Corp.                    1,900       46,431
                                                     ----------
Publishing & Information Services 0.4%
    Donnelley (R.R.) & Sons Co.              2,800       95,900
                                                     ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                            Number
                                              of
                                            Shares      Value
                                            ------   ----------
COMMON STOCKS (cont'd)
Real Estate 1.5%
    Host Marriott Corp.                      5,869   $   63,459
    Kimco Realty                             5,200      197,275
    Simon Debartolo Group                    5,900      150,081
                                                     ----------
                                                        410,815
                                                     ----------
Rentals 0.3%
    Hertz Corp.                              1,800       71,663
                                                     ----------
Retail 6.6%
    Dayton Hudson Corp.                      2,700      168,919
    Dollar Tree Stores**                     2,300       92,000
    Federated Department Stores, Inc.**      2,300       87,544
    Office Depot.**                         15,300      546,019
    Sears Roebuck & Co.                      2,300       93,438
    TJX Companies                           26,600      759,763
                                                     ----------
                                                      1,747,683
                                                     ----------
Telecommunications 7.9%
    AirTouch Communications**                1,400      127,488
    AT&T Corp.                               9,500      780,188
    General Instrument Corp.**              11,300      330,525
    Northern Telecom Ltd.                    2,700      156,769
    Tellabs, Inc.**                          7,200      576,450
    Vitesse Semiconductor Corp.**            3,200      147,000
                                                     ----------
                                                      2,118,420
                                                     ----------
Waste Management 0.8%
    Browning-Ferris Industries               7,200      226,800
                                                     ----------
TOTAL COMMON STOCKS (Cost $22,115,475)              $23,118,324
                                                     ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------

SECURITIES SOLD SHORT (85.8%)
Aerospace & Defense (2.9%)
    Lockheed Martin Corp.                  (20,600)  $ (776,363)
                                                     ----------
Agriculture (2.4%)
    IMC Global, Inc.                       (10,300)    (205,356)
    Pioneer Hi-Bred International          (18,900)    (442,969)
                                                     ----------
                                                       (648,325)
                                                     ----------
Air Transport (1.2%)
    Delta Air Lines, Inc.                   (4,500)    (273,656)
    US Airways Group, Inc.                  (1,100)     (52,113)
                                                     ----------
                                                       (325,769)
                                                     ----------
Automotive (0.6%)
    Autoliv, Inc.                           (1,300)     (49,400)
    Genuine Parts Co.                       (3,600)    (107,775)
                                                     ----------
                                                       (157,175)
                                                     ----------
Building & Building Materials (3.2%)
    Armstrong World Industries              (8,500)    (418,094)
    Home Depot, Inc. (The)                  (2,700)    (161,156)
    Johns Manville Corp.                   (10,300)    (180,894)
    Lennar Corp.                            (3,600)     (83,475)
                                                     ----------
                                                       (843,619)
                                                     ----------
Business Services (1.4%)
    ACNielsen Corp.                         (4,500)    (117,000)
    Electronic Data Systems Corp.           (5,400)    (251,100)
                                                     ----------
                                                       (368,100)
                                                     ----------
Chemicals (0.2%)
    Cabot Corp.                             (2,200)     (55,413)
                                                     ----------
Communications & Media (2.3%)
    Time Warner, Inc.                       (4,500)    (290,250)
    Univision Communications, Inc. - Cl.    (2,200)     (89,650)
    USA Networks, Inc.                      (5,800)    (230,550)
                                                     ----------
                                                       (610,450)
                                                     ----------
Computers, Software & Servicing (0.3%)
    Hewlett-Packard Co.                     (1,200)     (79,725)
                                                     ----------
Conglomerates (1.0%)
    General Electric Co.                    (2,700)    (270,844)
                                                     ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------
SECURITIES SOLD SHORT (cont'd)
Consumer Products (3.1%)
     Fruit of the Loom, Inc., Cl. A         (7,600)  $  (96,425)
     Gillette Co.                           (7,600)    (407,550)
     Whitman Corp.                         (17,100)    (324,900)
                                                     ----------
                                                       (828,875)
                                                     ----------
Electric Utilities (2.8%)
     Unicom Corp.                           (8,600)    (305,838)
     Wisconsin Energy Corp.                (17,100)    (437,119)
                                                     ----------
                                                       (742,957)
                                                     ----------
Electronics (7.9%)
     Atmel Corp.                           (40,000)    (687,500)
     General Motors Corp. Cl-H             (28,000)  (1,321,250)
     Vishay Intertechnology                 (6,700)     (86,681)
                                                     ----------
                                                     (2,095,431)
                                                     ----------
Financial Services (17.5%)
     American Financial Group              (13,900)    (513,431)
     Bank America Corp.                    (21,500)  (1,404,219)
     Capital One Financial Corporation      (1,300)    (165,913)
     CCB Financial Corp.                    (3,600)    (186,975)
     Morgan Stanley Dean Witter Discover   (10,800)    (977,400)
     People's Bank/Connecticut              (7,200)    (201,600)
     Providian Financial Corp.              (5,400)    (551,475)
     Union Planters Corporation             (7,600)    (343,425)
     Wachovia Corp.                         (4,000)    (340,250)
     Wesco Financial Corp.                    (200)     (69,288)
                                                     ----------
                                                     (4,753,976)
                                                     ----------
Health Care (0.4%)
     Humana, Inc.                           (3,600)     (63,000)
     United Healthcare                      (1,100)     (54,244)
                                                     ----------
                                                       (117,244)
                                                     ----------
Industrial Goods & Materials (0.4%)
     Owens-Illinois, Inc.                   (2,200)     (52,663)
     UNIFI Inc.                             (4,500)     (54,281)
                                                     ----------
                                                       (106,944)
                                                     ----------
Medical Equipment (7.3%)
     Beckman Coulter, Inc.                 (13,000)    (628,063)
     Perkin Elmer                          (11,900)  (1,127,525)
     Raychem Corp.                          (8,100)    (184,781)
                                                     ----------
                                                     (1,940,369)
                                                     ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------

SECURITIES SOLD SHORT (cont'd)
Metals & Mining (0.7%)
     Battle Mountain Gold                  (53,000) $  (178,875)
                                                    -----------
Office Equipment & Supplies (1.9%)
     Harland (John H.) Co.                 (36,900)    (495,844)
                                                    -----------
Oil & Gas Exploration (1.5%)
     Baker Hughes, Inc.                    (13,500)    (243,000)
     USX - Marathon Group                   (7,600)    (157,225)
                                                    -----------
                                                       (400,225)
                                                    -----------
Oil Services (2.6%)
     Amerada Hess Corp.                    (13,900)    (630,713)
     Dynegy Inc.                            (4,500)     (54,000)
                                                    -----------
                                                       (684,713)
                                                    -----------
Paper & Forest Products (4.4%)
     Georgia Pacific                       (14,400)  (1,054,800)
     Kimberly-Clark Corp.                   (2,200)    (103,950)
                                                    -----------
                                                     (1,158,750)
                                                    -----------
Pharmaceuticals (1.6%)
     Dura Pharmaceuticals                   (6,700)     (94,219)
     Forest Laboratories, Inc.              (4,500)    (222,469)
     Monsanto Co.                           (2,200)    (100,238)
                                                    -----------
                                                       (416,926)
                                                    -----------
Real Estate (2.2%)
     Archstone Communities Trust            (5,400)    (105,638)
     Vornado Realty Trust                  (13,700)    (470,938)
                                                    -----------
                                                       (576,576)
                                                    -----------
Recreation (1.8%)
     Brunswick Corp.                       (22,000)    (468,875)
                                                    -----------
Retail (5.2%)
     Bausch & Lomb, Inc.                    (2,700)    (162,844)
     Black & Decker Corp.                   (1,000)     (48,750)
     Circuit City Stores                    (3,500)    (189,875)
     Gap, Inc.                              (4,000)    (258,750)
     General Nutrition                     (19,300)    (258,138)
     Ikon Office Solutions                 (24,700)    (348,888)
     Tele-Communications Liberty
       Media, Inc. Cl-A                     (2,200)    (118,525)
                                                    -----------
                                                     (1,385,770)
                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Market Neutral Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------

SECURITIES SOLD SHORT (cont'd)
Telecommunications (5.8%)
     Andrew Corp.                           (3,600) $   (54,450)
     Cabletron Systems, Inc.               (16,200)    (131,625)
     Citizens Utilities Co. Cl. B           (9,100)     (69,388)
     Frontier Corp.                        (12,600)    (452,813)
     MCI WorldCom, Inc.                       (800)     (66,000)
     McLeodUSA, Inc. Class A               (18,400)    (708,400)
     Qwest Communications International,      (900)     (55,294)
                                                    -----------
                                                     (1,537,970)
                                                    -----------
Tobacco (0.4%)
     UST, Inc.                              (3,600)    (106,425)
                                                    -----------
Transportation (0.8%)
     FDX Corp.                                (900)     (85,950)
     Wisconsin Central Transportation Co    (9,000)    (123,750)
                                                    -----------
                                                       (209,700)
                                                    -----------
Waste Management (2.0%)
   Republic Industries, Inc                (43,600)    (534,100)
                                                    -----------
TOTAL SECURITIES SOLD SHORT (Proceeds $21,993,870)  (22,876,328)
                                                    -----------
TOTAL INVESTMENTS -- 0.9% (Cost $121,605*)           $   241,996

OTHER ASSETS IN EXCESS OF LIABILITIES -- 99.1%         26,423,257
                                                    -----------
TOTAL NET ASSETS -- 100.0%                          $26,665,253
                                                    ===========

* Cost for Federal income tax purposes at February 28, 1999 is $381,079. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation - Investments            $ 2,078,157
        Gross Depreciation - Investments             (1,282,845)
        Gross Appreciation - Short Sales              1,152,435
        Gross Depreciation - Short Sales             (2,086,830)
                                                    -----------
        Net Depreciation                            $  (139,083)
                                                    ===========
----------
 **  Non-income producing securities.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Long-Short Equity Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                           Number
                                             of
                                           Shares      Value
                                         ---------    ---------
COMMON STOCK (2.1%)
Miscellaneous (2.1%)
     Standard & Poor's Depositary
       Receipts (Spiders)                      200   $   24,737
                                                     ----------
       (Cost $21,537)

INVESTMENT COMPANIES (69.4%)
     Warburg Pincus Long-Short
       Market Neutral Fund,
       Institutional Shares                 54,871      817,034
                                                     ----------
       (Cost $834,014)

TOTAL INVESTMENTS (71.5%) (Cost $855,551*)           $  841,771
                                                     ----------
OTHER ASSETS IN EXCESS OF LIABILITIES (28.5%)           335,430
                                                     ----------
TOTAL NET ASSETS (100.0%)                            $1,177,201
                                                     ==========

----------
* Cost for Federal income tax purposes at February 28, 1999 is $856,961. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                            $   3,201
        Gross Depreciation                              (18,391)
                                                      ---------
        Net Depreciation                              $ (15,190)
                                                      =========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statements of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                           Long-Short
                                                         Market Neutral     Long-Short
                                                              Fund          Equity Fund
                                                         --------------     -----------
Assets
 Investments, at value
    (cost - $22,115,475 and $855,551, respectively)       $ 23,118,324      $   841,771
 Deposits with brokers and custodian bank for
    securities sold short or futures contracts              26,518,975          327,025
 Receivable for Fund shares sold                                13,616               --
 Receivable from investment adviser                                 --            8,312
 Dividends and interest receivable                              72,355            1,596
 Prepaid expenses and other assets                                  --           19,393
                                                          ------------      -----------
    Total Assets                                            49,723,270        1,198,097
                                                          ------------      -----------
Liabilities
 Securities sold short (proceeds $21,993,870 for
    Long-Short Market Neutral Fund)                         22,876,328               --
 Payable for Fund shares repurchased                           109,839               --
 Payable on open futures contracts                                  --            4,455
 Advisory fee payable                                           43,288               --
 Distrubution fee payable (Common shares)                       10,250              149
 Accrued expenses payable                                       18,312           16,292
                                                          ------------      -----------
    Total Liabilities                                       23,058,017           20,896
                                                          ------------      -----------
Net Assets
 Capital stock, $0.001 par value                                 1,798               70
 Paid-in capital                                            27,072,963        1,085,840
 Undistributed net investment income/(loss)                     93,821           (3,583)
 Accumulated net realized gain/(loss) from
    investments, securities sold short, futures
    and foreign currency related transactions, if any         (623,720)          78,280
 Net unrealized appreciation/(depreciation) on
    investments and other, if any                              120,391           16,594
                                                          ------------      -----------
    Net Assets                                            $ 26,665,253      $ 1,177,201
                                                          ============      ===========
Institutional Shares
 Net assets                                               $  6,637,660      $   122,539
                                                          ------------      -----------
 Shares outstanding                                            445,644            7,310
                                                          ------------      -----------
 Net asset value, offering price and redemption
    price per share                                       $      14.89      $     16.76
                                                          ============      ===========
Common Shares
 Net assets                                               $ 20,027,593      $ 1,054,662
                                                          ------------      -----------
 Shares outstanding                                          1,345,598           63,013
                                                          ------------      -----------
 Net asset value, offering price and redemption
    price per share                                       $      14.88      $     16.74
                                                          ============      ===========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fund
Statements of Operations
For the six months ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                          Long-Short
                                                        Market Neutral    Long-Short
                                                             Fund        Equity Fund*
                                                        --------------   ------------
Investment Income
 Dividends                                                 $ 111,171      $     114
 Interest                                                    332,609         12,738
                                                           ---------      ---------
    Total Investment Income                                  443,780         12,852
                                                           ---------      ---------
Expenses
 Investment advisory fees                                    108,831            392
 Administration fees                                          12,621            519
 Custodian fees                                               28,418          7,120
 Audit fees                                                      279             --
 Miscellaneous fees                                            1,946            170
 Printing fees                                                 1,237              2
 Registration fees                                             5,951          5,491
 Legal fees                                                      391              1
 Transfer agent fees                                             719              2
 Insurance expense                                               103              2
 Directors fees                                                6,447          5,949
 Dividend expense                                             83,710             --
 Distribution fees                                            10,250            148
                                                           ---------      ---------
                                                             260,903         19,796
 Less fees waived and reimbursed                             (22,169)        (9,960)
                                                           ---------      ---------
    Total Expenses                                           238,734          9,836
                                                           ---------      ---------
 Net Investment Income/(Loss)                                205,046          3,016
                                                           ---------      ---------
 Realized and Unrealized Gain/(Loss) on Investments
    and Foreign Currency Transactions
 Net realized gain/(loss) from:
    Security transactions                                   (714,707)        (1,550)
    Futures tranactions                                           --        103,507
    Securities sold short                                    409,917             --
                                                           ---------      ---------
                                                            (304,790)       101,957
                                                           ---------      ---------
 Net change in unrealized appreciation/(depreciation):
 Investments                                                 (87,742)       (13,780)
 Futures                                                          --         30,337
                                                           ---------      ---------
                                                             (87,742)        16,557
                                                           ---------      ---------
 Net Gain/(Loss) On Investments And
    Foreign Currency Transactions                           (392,532)       118,514
                                                           ---------      ---------
 Net Increase/(Decrease) In Net Assets
    Resulting From Operations                              $(187,486)     $ 121,530
                                                           =========      =========

----------
 * Commenced operations on September 14, 1998.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Long-Short
                                                        Long-Short Market Neutral Fund           Equity Fund
                                                     -------------------------------------   --------------------
                                                     For the Six Months    For the Period       For the Period
                                                           Ended           August 3, 1998*   September 14, 1998*
                                                     February 28, 1999     August 31, 1998   to February 28, 1999
                                                     ------------------    ---------------   --------------------
                                                        (Unaudited)                               (Unaudited)
Increase/(decrease) in net assets:
Operations:
 Net investment income                                  $    205,046        $     21,200         $      3,016
 Net gain/(loss) on investments                             (392,532)             89,659              118,514
                                                        ------------        ------------         ------------
 Net increase/(decrease) in net assets resulting
    from operations                                         (187,486)            110,859              121,530
                                                        ------------        ------------         ------------
 Dividends and Distributions to
    shareholders:
 Dividends to shareholders from net investment income:
 Institutional shares                                        (30,279)               --                 (6,444)
 Common shares                                               (90,662)               --                   (155)
 Distributions to shareholders
    from net realized capital gains:
 Institutional shares                                        (52,082)               --                (23,069)
 Common shares                                              (159,858)               --                   (571)
                                                        ------------        ------------         ------------
 Total distributions to shareholders                        (332,881)               --                (30,239)
                                                        ------------        ------------         ------------
 Net capital share transactions                           20,883,338           6,191,423            1,085,910
                                                        ------------        ------------         ------------
 Total increase/(decrease)
    in net assets                                         20,362,971           6,302,282            1,177,201
Net Assets:
 Beginning of period                                       6,302,282                --                   --
                                                        ------------        ------------         ------------
 End of period                                          $ 26,665,253        $  6,302,282         $  1,177,201
                                                        ============        ============         ============

----------
* Commenced operations on September 14, 1998.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Long-Short Market Neutral Fund Financial Highlights
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                          Institutional              Common
                                                 -------------------------------  --------------
                                                                                  For the Period
                                                  For the Six    For the Period    September 9,
                                                 Months Ended       August 3,        1998* to
                                                 February 28,         1998*        February 28,
                                                     1999         to August 31,       1999
                                                  (Unaudited)          1998        (Unaudited)
                                                 -------------    --------------  --------------
Net asset value, beginning of period                 $ 15.27          $ 15.00          $ 15.19
                                                     -------          -------          -------
Income from investment operations
 Net investment income (loss)                           0.19             0.05             0.08
 Net gain (loss) on investments and
   foreign currency transactions
   (both realized and unrealized)                      (0.37)            0.22            (0.19)
                                                     -------          -------          -------
  Total from investment operations                     (0.18)            0.27            (0.11)
                                                     -------          -------          -------
Less Distributions
 Dividends from net investment income                  (0.07)              --            (0.07)
  Distributions from capital gains                     (0.13)              --            (0.13)
                                                     -------          -------          -------
  Total distributions                                  (0.20)              --            (0.20)
                                                     -------          -------          -------
Net asset value, end of period                       $ 14.89          $ 15.27          $ 14.88
                                                     =======          =======          =======
Total return                                      (1.17)%(c)       (1.80)%(c)       (0.73)%(c)

Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)            $6,638           $6,302          $20,029
  Ratio of expenses to average net assets
    (including dividend expense)                 3.20%(a)(b)      4.32%(a)(b)      3.36%(a)(b)
    Ratio of expenses to average net assets
    (excluding dividend expense)                 1.99%(a)(b)      2.00%(a)(b)      2.25%(a)(b)
Ratio of net investment income (loss) to
  average net assets                                3.05%(b)         1.96%(b)         2.66%(b)
  Fund turnover rate                                 252%(c)          130%(c)          252%(c)


----------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.22% (excluding dividend expense) and 3.45% (including dividend expense) annualized for the six months ended February 28, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.62% (excluding dividend expense) and 3.72% (including dividend expense) annualized for the period ended February 28, 1999.

(b) Annualized.

(c) Not Annualized.

*   Commencement of operations.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Long-Short Market Equity Fund Financial Highlights
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                  Institutional          Common
                                                                ----------------     --------------
                                                                 For the Period      For the Period
                                                                  September 14,       November 2,
                                                                      1998*            1998* to
                                                                 to February 28,      February 28,
                                                                      1999               1999
                                                                   (Unaudited)        (Unaudited)
                                                                ---------------      --------------
Net asset value, beginning of period                             $   15.00           $    15.27
                                                                 ---------           ----------
Income from investment operations
 Net investment income (loss)                                         0.05                 0.05
 Net gain (loss) on investments and
  foreign currency transactions
  (both realized and unrealized)                                      2.16                 1.42
                                                                 ---------           ----------
 Total from investment operations                                     2.21                 1.47
                                                                 ---------           ----------
Less Distributions
  Dividends from net investment income                               (0.10)               (0.10)
  Distributions from capital gains                                   (0.35)               (0.35)
                                                                 ---------           ----------
  Total distributions                                                (0.45)               (0.45)
                                                                 ---------           ----------
Net asset value, end of period                                   $   16.76           $    16.74
                                                                 ---------           ----------
Total return                                                     14.72%(c)             9.32%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)                       $   6,638           $   20,028
  Ratio of expenses to average net assets                      2.46%(a)(b)          2.72%(a)(b)
Ratio of net investment income (loss) to average net assets       1.19%(b)           (1.52)%(b)
  Fund turnover rate                                                22%(c)               22%(c)

----------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 5.14% annualized for the period ended February 28, 1999. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 4.76% annualized for the period ended February 28, 1999.

(b) Annualized.

(c) Not Annualized.

*   Commencement of operations.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies

     The Warburg Pincus Funds covered in this report are comprised of Warburg Pincus Long-Short Market Neutral Fund ("Long-Short Neutral") and Warburg Pincus Long-Short Equity Fund ("Long-Short Equity"), (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's outstanding Common shares.

     On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund, in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganizations.

      Fund                      Common Shares    Institutional Shares
      ----                      -------------    --------------------
      Long-Short Neutral                --               310,521
      Long-Short Equity                 --                 7,168

     The net assets of each Fund directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund assumed the prior operating history of the corresponding Acquired Fund.

                                                        Unrealized
      Fund                       Net Assets      Appreciation/(Depreciation)*
      ----                       ----------      ----------------------------

      Long-Short Neutral         $4,693,517             $26,972
      Long-Short Equity             109,073              (2,142)

 The Funds may be permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectuses and statement of additional information for a description of its investment strategies.

----------
* The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

          B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

          C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securites for the applicable period less applicable expenses. Each of the Long-Short Neutral Fund and Long-Short Equity Funds will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

          E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

          F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository. Neither of the Funds had open repurchase agreements at February 28, 1999.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)


          H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Funds may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

 As of February 28, 1999, Long-Short Equity held the following futures contracts:

      Futures                    Expiration   Contract    Contract   Unrealized
      Contracts                     Date       Amount       Value     Gain/Loss
      ---------                  ----------   --------    --------   ----------
      S&P 500 Futures             03/18/99     896,288    $926,625     $30,337

          I) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          J) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Neither of the Funds had securities on loan to brokers at February 28, 1999.

          K) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security (which at least theoretically is unlimited) less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. Long-Short Neutral and Long-Short Equity will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

          L) OTHER -- Securities denominated in currencies other than the U.S. dollar are subject to changes in value due to fluctuations in exchange rates.

          Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

          The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

          Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

          In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

Note 2. Transactions with Affiliates and Related Parties

     Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment adviser for the two Funds described herein.

     For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

      Fund                                                Annual Rate
      ----                                    ---------------------------------
      Long-Short Neutral                      1.50% of average daily net assets
      Long-Short Equity                       0.10% of average daily net assets

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

     CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the six months ended February 28, 1999, advisory fees and waivers for each of the twelve investment Funds were as follows:

                                       Gross                            Net
   Fund                             Advisory Fee      Waiver       Advisory Fee
   ------                           ------------     ---------     ------------
   Long-Short Neutral                 $108,831       $(10,243)       $98,588
   Long-Short Equity                       392           (392)            --

     CSAM reimbursed Long-Short Equity $9,565 for the six months ended February 28, 1999.

     State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursing agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrators. For administration services, each Fund pays CFSI a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily net assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CSFI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 23, 1998 to February 28, 1999, co-administration fees earned and waived by CFSI were as follows:

                                          Gross                                      Net
   Fund                             Administration Fee         Waiver        Administration Fee
   ------                          -------------------        --------       ------------------
   Long-Short Neutral                    $2,042               $(1,633)              $409
   Long-Short Equity                         29                   --                  29

     Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of the corresponding portfolios of the RBB Fund.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

     The administrative service agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period ended October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                               Gross Administrative                          Net Administrative
   Fund                             Service Fee               Waiver             Service Fee
   ----                        --------------------        -----------       ------------------
   Long-Short Neutral                $1,510                  (1,224)                286
   Long-Short Equity                      3                      (3)                 --

     For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of it administration fee for any of the Funds. For the six months ended February 28, 1999, co-administration fees earned and waived by PFPC were as follows:

                               Gross Administrative                        Net Administrative
   Fund                                Fee                   Waiver               Fee
   ------                      --------------------         --------       ------------------
   Long-Short Neutral                $9,069                 $(9,069)               $--
   Long-Short Equity                    487                      --                487

     Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the six months ended February 28, 1999, distribution fees earned by CSI were as follows:

   Fund                                                     Distribution Fee
   ------                                                   ----------------
   Long-Short Neutral                                           $10,250
   Long-Short Equity                                                148

Note 3. Purchases and Sales of Securities

     For the six months ended February 28, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                  Investment Securities            Short Securities
                              -----------------------------        ----------------
     Fund                      Purchases            Sales               Sales
     ------                   -----------        ----------        ----------------
   Long-Short Neutral         $34,139,490        $7,284,002           $25,852,087
   Long-Short Equity            1,010,865           155,626                    --

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 4. Capital Shares

     Transactions in capital shares for each period were as follows:

                                                             Long-Short Market Neutral Fund
                          -----------------------------------------------------------------------------------------------------
                                               Institutional                                                Common
                          ------------------------------------------------------------        ---------------------------------
                          For the Six Months Ended                                            For the Period September 9, 1998*
                              February 28, 1999         For the Period August 3, 1998*           Through February 28, 1999
                                (Unaudited)                 Through August 31, 1998                     (Unaudited)
                          ------------------------      ------------------------------        ---------------------------------
                           Shares         Value         Shares                Value            Shares                  Value
                          --------     -----------      -------             ----------        ---------             -----------
Shares sold                295,597     $ 4,466,851      412,744             $6,191,423        1,467,167             $22,198,712
Shares issued in
  reinvestment of
  dividends                  5,561          82,361           --                     --           16,915                 250,336
 Shares repurchased       (268,258)     (4,033,548)          --                     --         (138,484)             (2,081,374)
                          --------     -----------      -------             ----------        ---------             -----------
Net increase                32,900     $   515,664      412,744             $6,191,423        1,345,598             $20,367,674
                          ========     ===========      =======             ==========        =========             ===========


                                                    Long-Short Equity Fund
                             --------------------------------------------------------------------
                                        Institutional                        Common
                            -----------------------------------  --------------------------------
                            For  the Period September 14, 1998*  For the Period November 2, 1998*
                                 Through February 28, 1999         Through February 28, 1999
                                        (Unaudited)                      (Unaudited)
                            -----------------------------------  --------------------------------
                                   Shares       Value                 Shares      Value
                                  -------     ----------              ------    ----------
Shares sold                        65,685    $ 1,010,030              64,503    $1,071,231
Shares issued in
  reinvestment of
  dividends                         1,757         29,513                  43           720
Shares repurchased                (60,132)    (1,000,000)             (1,533)      (25,584)
                                  -------    -----------              ------    ----------
Net increase                        7,310    $    39,543              63,013    $1,046,367
                                  =======    ===========              ======    ==========

----------
*Commencement of operations


     On February 28, 1999, one shareholder held approximately 95% of the outstanding shares of the Long-Short Neutral Common shares and one shareholder held approximately 96% of the outstanding shares of the Long-Short Equity Common shares.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


Note 5. Forward Foreign Currency Contracts

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk and to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of the contract. During the six months ended February 28, 1999, neither Fund entered into forward foreign currency contracts.

                              [WARBURG PINCUS LOGO]

                      P.O. BOX 9030, BOSTON, MA O2205-9030
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COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPLSF-3-0299